WILLIS GROUP HOLDINGS Fact Book Second Quarter 2013 August 2013 Exhibit 99.1

With roots dating to 1828, Willis operates today on every continent, with more than
17,500 employees in over 400 offices
Across geographies, industries and specialties, Willis provides its local and multinational clients with resilience for a risky world
Willis is known for its market-leading products and professional services in risk management and risk transfer
Willis experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events
Willis Global Franchise 2012 Commissions and Fees by Segment
2012 C&F: $3.46 billion
A leading global risk advisor, insurance and
reinsurance broker
|  2
Willis Subsidiaries and Associates
International
30%
Global
32%
North
America
38%

Summary Q2 2013 financial results
See important disclosures regarding Non-GAAP measures starting on page 17
Q2 2013 Q2 2012
Organic
commission and
fee growth
6.3% 1.5%
Reported
operating margin
19.2% 21.3%
Adjusted
operating margin
19.2% 20.7%
Reported EPS $0.59 $0.61
Adjusted EPS $0.59 $0.59
|  3
Positive Q2 2013 organic
commission and fee growth across
all three business segments, led by
double-digit growth in Global
Q2 2013 reported and adjusted EPS
includes :
$0.05 negative impact from F/X
compared to Q2 2012
$0.03 benefit from lower tax rates
Q2 2012 reported and adjusted EPS
does not reflect the $0.05 negative
impact from the change in
compensation policy

Organic Q2 2013 commissions and fees growth
Q2 2013 Q2 2012
Global 10.3% 6.8%
North America 5.5% (3.0)%
International 2.6% 2.0%
Willis Group 6.3% 1.5%
Growth across all segments
Global
Led by Willis Re, with growth in the mid-
teens; Global Specialty grew mid-single-
digits
North America
Growth was reported across all geographic
regions; Human Capital and Construction up
high single digits and low double digits,
respectively
International
Western Europe grew low single digits while
Eastern Europe grew low double digits; Latin
America grew high teens; Asia was up mid-
single digits; UK and Australasia were both
down mid-single digits.
See important disclosures regarding Non-GAAP measures starting on page 17
|  4

Reported operating margin 19.2%; Adjusted operating margin 19.2%
Adjusted operating margin down 150 bps from prior year quarter, primarily driven by:
Higher salaries and benefits and other operating expenses, together with negative foreign exchange movements
Partially offset by higher commissions and fees
Reported EPS  of $0.59; Adjusted EPS of $0.59
Adjusted EPS flat to Q2 2012
Positive $0.03 impact from lower taxes
Negative $(0.05) impact from foreign exchange
Q2 2012 results would have been $0.05 per diluted share lower had the change to compensation policy been in effect from start of 2012
See important disclosures regarding Non-GAAP measures starting on page 17
Q2 2013 financial results
|  5

WSH & Peers –
Organic growth trends
|  6
Note:   Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC
Average 2008-2012:
WSH: 3%
Peers: 1%
See important disclosures regarding Non-GAAP measures starting on page 17
4%
2%
4%
2%
3%
4%
6%
-1%
-2%
1%
2%
4%
6%
5%
2008 2009 2010 2011 2012 1Q13 2Q13
WSH Peers

($ millions)
2012 corporate/non-operating  uses of cash
Dividends $185 million
Capex $135 million
Share buyback $100 million
M&A expenditures of ~$70 million
$85 million increase in cash flow from operations in 2012
$503 million of cash and cash equivalents at June 30, 2013
Strong cash flow from operations
|  7
$253
$419
$489
$439
$525
2008 2009 2010 2011 2012

Adjusted EBITDA $892 million in LTM June 2013
Debt outstanding $2.3 billion as at June 30, 2013
(a) Includes impact from acquisition of HRH as of 10/1/2008.
Leverage ratios
|  8
See important disclosures regarding Non-GAAP measures starting on page 17
(a)
3.8x
2.7x
2.5x
2.6x
2.6x 2.6x
2008 2009 2010 2011 2012 LTM Jun
2013
Debt / Adjusted EBITDA

SEGMENT OVERVIEWS

Extensive retail platform
Able to leverage industry and specialty
practice group expertise across Willis
network
Major practice groups include:
Human Capital (approximately 24% of
2012 North America C&F)
Construction (approximately 14% of
2012 North America C&F)
Healthcare
Real Estate/Hospitality
Financial and Executive Risk
6,000 associates
110 locations (Other includes Canada
and Mexico)
Segment overview
2012 North America C&F: $1.31 billion
Willis North America overview
|  10
(1) CAPPPS: Captives, Actuarial, Programs, Pooling and Personal Lines
Metro /
Northeast
14%
Midwest
17%
Atlantic
22%
West
14%
South
17%
CAPPPS
(1)
12%
Other
4%
2012 commissions and fees – by region

Segment overview
Retail operations in
Western and Eastern Europe
United Kingdom
Latin America
Asia Pacific
South Africa
Middle East
Offices designed to grow business
locally around the world, making use of
the skills, industry knowledge and
expertise available within segment and
elsewhere in the Group
7,000 associates
170 offices in 43 countries
2012 International C&F: $1.03 billion
Willis International overview
|  11
Western
Europe
42%
UK
18%
Latin America
17%
Australasia
7%
South Africa
2%
Asia
9%
Eastern Europe
5%
2012 commissions and fees – by region

Reinsurance, Specialty Insurance and
Capital Markets businesses
3,600 associates; clients around the globe
Willis Re
One of the world’s largest reinsurance
brokers with three divisions: North
America, International and Specialty
Strong market share in major markets,
particularly marine and aviation
Complete range of transactional
capabilities including, in conjunction with
WCM&A, a wide variety of capital markets
based products
Cutting edge analytical and advisory
services, including Willis Research
Network, the insurance industry’s largest
partnership with global academic research
2012 Global C&F: $1.12 billion
Willis Global overview
|  12
Segment overview
Reinsurance
45%
Other
6%
Aerospace /
Inspace
8%
Marine
8%
Construction
3%
Energy
5%
Finex
6%
Faber Global
17%
Willis Capital
Markets
2%
2012 commissions and fees – by business

Global Specialty, with  strong global
positions in:
Marine & Energy
Construction
Financial & Executive Risks
Financial Solutions – political risks and UK
financial institutions
Faber Global  - wholesale and facultative
solutions through London, European & Bermuda
markets
Fine Art, Jewelry and Specie, Bloodstock and
Kidnap & Ransom
Placement
Specialist placement of risk into worldwide
insurance market
Willis Capital Markets & Advisory
Advises on M&A and capital markets products
Willis Global overview (continued)
2012 Global C&F: $1.12 billion
|  13
Segment overview
Reinsurance
45%
Other
6%
Aerospace /
Inspace
8%
Marine
8%
Construction
3%
Energy
5%
Finex
6%
Faber Global
17%
Willis Capital
Markets
2%
2012 commissions and fees – by business
Aerospace – includes Inspace

APPENDIX

The Willis Cause
We thoroughly understand our clients' needs and their industries.
We develop client solutions with the best markets, price and terms.
We relentlessly deliver quality client service.
We get claims paid quickly.
…With Integrity.

Willis

The Willis Cause | 15

Important disclosures regarding forward-looking statements
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For more information see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2012 and our subsequent filings with the Securities and Exchange Commission.
|  16
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.
Copies are available online at http://www.sec.gov or www.willis.com.
This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue generating initiatives; our ability to implement and fully realize anticipated benefits of our new growth strategy; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Human
Capital areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations
(including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.

Important disclosures regarding Non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Adjusted operating income is defined as operating income, excluding certain items as set out on pages 18 and 19.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted net income is defined as net income, excluding certain items as set out on pages 20 and 21.
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on pages 22 and 23.
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, as set out on pages 24 and 25.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.
|  17

Important disclosures regarding Non-GAAP measures (continued)
Operating Income to Adjusted Operating Income
See related footnotes on page 26
|  18
2008 2009 2010 2011 2012
(In millions) FY FY FY FY FY
Operating Income $503 $690 $753 $566 ($209)
Excluding:
Goodwill impairment charge
(b)
- - - - 492
Write-off of unamortized cash retention awards
(c)
- - - - 200
2012 cash bonus accrual
(d)
- - - - 252
Insurance recovery
(e)
- - - - (10)
Write-off of uncollectible accounts receivable and
legal fees
(f)
- - - 22 13
India JV settlement
(g)
- - - - 11
2011 Operational review
(h)
- - - 180 -
Financial Services Authority regulatory settlement - - - 11 -
Venezuela currency devaluation
(i)
- - 12 - -
Net (gain)/loss on disposal of operations - (13) 2 (4) 3
Salaries and benefits - severance programs
(j)
24 - - - -
Salaries and benefits – other
(k)
42 - - - -
HRH integration costs
(l)
5 18 - - -
Other operating expenses
(m)
26 - - - -
Accelerated amortization of intangibles assets
(n)
- 7 - - -
Redomicile costs
(o)
- 6 - - -
Adjusted Operating Income $600 $708 $767 $775 $752
Operating Margin 17.8% 21.2% 22.6% 16.4% (6.0%)
Adjusted Operating Margin 21.2% 21.8% 23.0% 22.5% 21.6%

Important disclosures regarding Non-GAAP measures (continued)
Operating Income to Adjusted Operating Income
See related footnotes on page 26
|  19
2013 2012
(In millions) 2Q 2Q
Operating Income $171 $179
Excluding:
Insurance recovery
(e)
- (5)
Adjusted Operating Income $171 $174
Operating Margin 19.2% 21.3%
Adjusted Operating Margin 19.2% 20.7%

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 26
|  20
2008 2009 2010 2011 2012
(In millions, except per share data) FY FY FY FY FY
Net Income $302 $434 $455 $203 ($446)
Excluding the following, net of tax:
Goodwill impairment charge
(b)
- - - - 458
Write-off of unamortized cash retention awards
(c)
- - - - 138
2012 cash bonus accrual
(d)
- - - - 175
Insurance recovery
(e)
- - - - (6)
Write-off of uncollectible accounts receivable and legal fees
(f)
- - - 13 8
India JV settlement
(g)
- - - - 11
2011 Operational review
(h)
- - - 128 -
Financial Services Authority regulatory settlement - - - 11 -
Deferred tax valuation allowance - - - - 113
Make-whole amounts on repurchase and redemption of Senior Notes and write-
off of unamortized debt costs
- - - 131 -
Net (gain)/loss on disposal of operations - (11) 3 (4) 3
Venezuela currency devaluation
(i)
- - 12 - -
Salaries and benefits - severance programs
(j)
17 - - - -
Salaries and benefits – other
(k)
30 - - - -
HRH financing (pre-close) and integration costs
(l)
10 13 - - -
Other operating expenses
(m)
19 - - - -
Accelerated amortization of intangibles assets
(n)
- 4 - - -
Redomicile costs
(o)
- 6 - - -
Premium on early redemption of 2010 bonds
(p)
- 4
- - -
Adjusted Net Income $378 $450 $470 $482 $454
Diluted shares outstanding 148 169 171 176 176
Net income
$2.04 $2.57 $2.66 $1.15 ($2.58)
per diluted share
Adjusted net income
$2.55 $2.66 $2.75 $2.74 $2.58 per diluted share

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 26
|  21
2013 2012
(In millions, except per share data) 2Q 2Q
Net Income $105 $107
Excluding the following, net of tax:
Insurance recovery
(e)
- (3)
Adjusted Net Income $105 $104
Diluted shares outstanding 177 176
Net income
$0.59 $0.61
per diluted share
Adjusted net income
$0.59 $0.59 per diluted share

Important disclosures regarding Non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 26
|  22
2008 2009 2010 2011 2012
(In millions) FY FY FY FY FY
Operating Income $503 $690 $753 $566 ($209)
Excluding:
Goodwill impairment charge
(b)
- - - - 492
Write-off of unamortized cash retention awards
(c)
- - - - 200
2012 cash bonus accrual
(d)
- - - - 252
Insurance recovery
(e)
- - - - (10)
Write-off of uncollectible accounts receivable and legal fees
(f)
- - - 22 13
India JV settlement
(g)
- - - - 11
2011 Operational review
(h)
- - - 180 -
Financial Services Authority regulatory settlement - - - 11 -
Venezuela currency devaluation
(i)
- - 12 - -
Net (gain)/loss on disposal of operations - (13) 2 (4) 3
Salaries and benefits - severance programs
(j)
24 - - - -
Salaries and benefits – other
(k)
42 - - - -
HRH integration costs
(l)
5 18 - - -
Other operating expenses
(m)
26 - - - -
Accelerated amortization of intangibles assets
(n)
- 7 - - -
Redomicile costs
(o)
- 6 - - -
Adjusted Operating Income $600 $708 $767 $775 $752
Add back
Depreciation 54 64 63 69 79
Amortization of intangibles 36 93 82 68 59
Adjusted EBITDA $690 $865 $912 $912 $890
Debt 2,650 2,374 2,267 2,369 2,353
Debt / Adjusted EBITDA 3.8x 2.7x 2.5x 2.6x 2.6x

Important disclosures regarding Non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 26
|  23
2012 2013
(In millions) 3Q 4Q 1Q 2Q LTM
Operating Income (loss) $70 ($775) $287 $171 ($247)
Excluding:
Expense reduction initiative
(a)
- - 46 - 46
Goodwill impairment charge
(b)
-
492
-
- 492
Write-off of unamortized cash retention
awards
(c) -
200 - - 200
2012 cash bonus accrual
(d)
-
252 - 252
Insurance recovery
(e)
- (5) - - (5)
India JV settlement
(g)
11 - - - 11
Net (gain)/loss on disposal of operations 1
2
- - 3
Adjusted Operating Income $82 $166 $333 $171 752
Add back
Depreciation 21 20 21 21 83
Amortization of intangibles 14 15 14 14 57
Adjusted EBITDA $117 $201 $368 $206 $892
Debt 2,343
Debt / Adjusted EBITDA 2.6x

Commissions and Fees Analysis
Important disclosures regarding Non-GAAP measures (continued)
|  24
2013 2012 Change
Foreign
currency
translation
Acquisitions and
disposals
Organic
commissions and
fees growth
($ millions) % % %
%
Three months ended June 30, 2013
Global $305 $282 8.2 (2.3) 0.2 10.3
North America 333 314 6.1 - 0.6 5.5
International 247 241 2.5 (0.2) 0.1 2.6
Commissions and Fees $885 $837 5.7 (1.0) 0.4 6.3
2013 2012 Change
Foreign
currency
translation
Acquisitions and
disposals
Organic
commissions and
fees growth
($ millions) % % %
%
Six months ended June 30, 2013
Global $688 $652 5.5 (1.2) (0.1) 6.8
North America 696 660 5.5 0.1 0.5 4.9
International 547 530 3.2 (0.1) 0.1 3.2
Commissions and Fees $1,931 $1,842 4.8 (0.5) 0.2 5.1

Important disclosures regarding Non-GAAP measures (continued)
Commissions and Fees Analysis
2012 2011 Change
Foreign
currency
translation
Acquisitions
and  disposals
Organic
commissions and
fees growth
($ millions) % % %
%
2012 Full year
Global $1,124 $1,073 4.8 (1.3) - 6.1
North America 1,306 1,314 (0.6) - - (0.6)
International 1,028 1,027 0.1 (4.8) - 4.9
Commissions and Fees $3,458 $3,414 1.3 (1.8) - 3.1
2011 2010 Change
Foreign
currency
translation
Acquisitions
and  disposals
Organic
commissions and
fees growth
($ millions) % % %
%
2011 Full year
Global $1,073 $987 8.7 2.0 - 6.7
North America 1,314 1,369 (4.0) - (0.4) (3.6)
International 1,027 937 9.6 4.8 - 4.8
Commissions and Fees $3,414 $3,293 3.7 2.1 (0.2) 1.8
|  25

Important disclosures regarding Non-GAAP measures (continued)
Notes to the GAAP to non-GAAP reconciliations
|  26
(a)
$46 million pre-tax charge associated with expense reduction initiative in 1Q13.
(b)
Impairment charge to reduce carrying value of North America segment goodwill.
(c)
Charge to write-off unamortized balance of past cash retention awards related to change in remuneration policy
(d)
Accrual for 2012 bonuses paid in 2013 related to change in remuneration policy
(e)
Insurance recovery related to (f) below
(f)
Write-off of uncollectible accounts receivable  balance, together with associated legal costs
(g)
Settlement with former partners related to the termination of a joint venture arrangement in India.
(h) $180 million pre-tax charge in FY2011 relating to the 2011 operational review,  including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011.
(i) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
(j) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended
December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges
(pre-tax) amounted to $6 million, $nil, $15 million, $24 million and $2 million for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(k)
Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
(l)
2009 HRH integration costs include $nil million severance costs ($2 million in 2008).
(m)
Other operating expenses primarily relate to property and systems rationalization.
(n) The charge for the accelerated amortization for intangibles relates to the HRH brand name.  Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North America.
Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
(o)
These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
(p) On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of  $5 million.

WILLIS GROUP HOLDINGS WILLIS GROUP HOLDINGS Fact Book Second Quarter 2013 August 2013